EXHIBIT 10.1

LOAN PARTICIPATION AND DEBT CONVERSION AGREEMENT

This LOAN PARTICIPATION AND DEBT CONVERSION AGREEMENT (this “Agreement”) is entered into as of December 21, 2009, by and among Pacific Coast Bankers’ Bank, a California commercial bank (“PCBB”), Community Valley Bancorp, a California corporation and bank holding company (“Borrower”), and each “Investor” (collectively, the “Investors”) named on the signature page hereto.

R E C I T A L S

A.              PCBB made a loan to Borrower on or about June 30, 2008 in the original principal amount of $4,000,000, as further described in Exhibit A (the “Loan”), a portion of which Loan PCBB wishes to sell to Investors.  The term “Loan” includes but is not limited to all extensions, renewals, modifications and refinancings of Borrower’s obligation under the Loan Documents, as well as all collateral and assurances of repayment taken in connection with the Loan.  The documents evidencing the Loan, some of which are described on Exhibit A, are referred to as the “Loan Documents.”

B.            Each Investor desires to purchase a participation interest in the Loan in the amount and for the price set forth next to that Investor’s name on Exhibit A.

C.            Borrower desires to convert the debt represented by the Loan into equity by converting the Loan into preferred stock of Borrower.

D.            PCBB and the Investors desire to convert the entire Loan into preferred stock of Borrower as of the Closing (defined below). Pursuant to such conversion, Borrower proposes to issue (i) to PCBB 105,647 shares of 8% Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred”), the terms of which are set forth in that certain Certificate of Determination of 8% Cumulative Perpetual Perferred Stock, Series B, to be filed with the California Secretary of State in substantially the form set forth on Exhibit C hereto (the “Series B Certificate”) in satisfaction of the portion of the Loan retained by PCBB, and (ii) to the Investors an aggregate of 240,000 shares of 6% Mandatory Convertible Cumulative Preferred Stock, Series A (the “Series A Preferred”), the terms of which are set forth in that Certificate of Determination of 6% Mandatory Convertible Cumulative Preferred Stock, Series A, to be filed with the California Secretary of State in substantially the form set forth on Exhibit D hereto (the “Series A Certificate”) in satisfaction of the portion of the Loan purchased from PCBB by the Investors.  The Series A Preferred and the Series B Preferred are generally referred to in this Agreement as the “preferred stock.”

AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

1.                                     SALE OF PARTICIPATION.

A.            Subject to satisfaction of the closing conditions set forth below, PCBB sells to each Investor, and each Investor purchases from PCBB, the undivided portion of the Loan set forth next to that Investor’s name in Exhibit A.  Such purchase of an interest in the Loan is without recourse to PCBB.  This Loan participation constitutes of a sale of a percentage ownership interest in the Loan and may not be construed as an extension of credit to PCBB or to any Investor.  The loan fees paid by the Borrower at the inception of the Loan, including commitment fees, points and service fees, and all amounts paid by Borrower in connection with the Loan through and including the date on which Closing occurs, will be retained by PCBB.

B.            The Loan is secured by the a pledge of collateral described in the Loan Documents (the “Collateral”), all of which is evidenced by executed security agreements, guaranties, assignments, mortgages, deeds of trust, and/or financing statements, as appropriate, in favor of PCBB.  Subject to satisfaction of the closing conditions set forth below, PCBB assigns a proportionate share of all right, title, and interest in and to the Collateral to Investors.

C.            Each Investor acknowledges that it has made an independent investigation of the Loan and has satisfied itself with respect to the credit standing of the Borrower and any guarantor of the Loan, the value of any Collateral, the content, validity and enforceability of the Loan Documents, and all other matters in connection with the Loan.  Each Investor acknowledges that it is not relying on any other party’s judgment and that PCBB has made no warranty of any kind, express or implied, in connection with any of the foregoing.  Each Investor agrees that it shares the risks of loss on the Loan in proportionate shares as set forth in Exhibit A.  Each Investor acknowledges that, based on independent evaluation, analysis, and consultation with attorneys, the Loan participation interests sold hereunder are not securities or, if a security, are exempt from registration or qualification under state and federal securities laws.  Investors warrant that the information learned in connection with the Loan will be held in strictest confidence.

D.            Upon Closing, PCBB’s and the Investors’ interests in the Loan will be equitable and include the right, title, and interest in and to all payments and recoveries after Closing with respect to the Loan from any source derived, whether by setoff, liquidation of Collateral, or otherwise, in proportion to each party’s percentage interest in the Loan.  Upon Closing, the Investors’ portions of the Loan will be of equal priority with all interests in the Loan retained by PCBB and with any other participant to whom PCBB may sell an interest in the Loan.

E.             Borrower may, upon or after Closing with respect to the sale of participation interests in the Loan to Investors, require the Investors, or the Investors may each elect, in his, her or its own discretion, to convert each Investor’s entire participation interest in the Loan into Series A Preferred shares, up to an aggregate of 240,000 shares Series A Preferred for all Investors.  An Investor may exercise his, her or its conversion rights by executing and delivering to Borrower a Notice of Conversion in the form attached hereto as Exhibit E.  Borrower may exercise its conversion rights with respect to an Investor by executing and delivering to that Investor a Notice of Conversion in the form attached hereto as Exhibit F.

2.                                     REPRESENTATIONS, WARRANTIES AND COVENANTS.

A.            The shares of Series A Preferred and Series B Preferred to be issued to Investors and to PCBB, respectively, upon Closing, and the shares of common stock issuable upon conversion of the Series A Preferred and Series B Preferred, respectively, (i) are duly authorized and have been validly reserved for issuance, (ii) are not subject to any contractual restrictions, whether express or implied, including but not limited to any agreement providing for resale limitations or covenants limiting the transferability of such securities, any preemptive rights or rights of first refusal, except as otherwise required by law under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) upon issuance, will be validly issued, fully paid and nonassessable and will be free of any liens, encumbrances or restrictions that could prevent or otherwise limit their immediate transferability, except as otherwise required by law under the Securities Act.

B.            All corporate action on the part of Borrower, its directors, officers and stockholders necessary for the authorization, execution, delivery and performance by Borrower of this Agreement, and any other document, the execution and delivery of which is contemplated hereby, the consummation of the transactions contemplated herein, the authorization and issuance of the Series B Preferred and the Series A Preferred and the common stock issuable upon conversion thereof has been taken or will be taken upon execution of this Agreement.

C.            Borrower is not in violation or default of any term of its articles of incorporation, bylaws and similar organizational documents, nor, in any material respect, the terms of any mortgage, indenture, contract, agreement, license, instrument, judgment, decree, order or any law, statute, rule or regulation, to which Borrower is subject or bound. The execution, delivery and performance by Borrower of this Agreement and any related agreements, and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute with or without the passage of time or giving of notice, either a default under any such provision, mortgage, indenture, contract, agreement, license, instrument, judgment, decree, order, law, statute, rule or regulation applicable to Borrower or an event that results in the creation of any lien, charge or encumbrance upon any assets of Borrower or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Borrower, its business or operations or any of its assets or properties.

D.            No consent, approval, qualification, order or authorization of, or filing with, any governmental authority is required in connection with Borrower’s valid execution, delivery or performance of this Agreement or the consummation of any transaction contemplated hereby, except for notice filings as required pursuant to applicable securities laws exemptions. To Borrower’s knowledge, no third party consents are required for the authorization, execution or delivery of this Agreement or any document contemplated hereby.

E.             Borrower agrees that, if any shares of common stock into which Series B Preferred are convertible (the “Registrable Securities”) do not qualify for immediate resale  pursuant to Rule 144 under the Securities Act of 1933, as amended, PCBB may, in its sole discretion by written notice delivered to Borrower within 180 days after the date on which the Registrable Securities are issued, require Borrower to (i) prepare and file, at Borrower’s sole expense, a registration statement on Form S-3 (or if the Borrower is not eligible to use Form S-3, on a comparable form) for the Registrable Securities, and (ii) use best efforts to have such registration statement be declared effective by the Securities and Exchange Commission not later than 120 days from its initial filing date.

F.             Borrower agrees to indemnify, hold harmless and defend PCBB and Investors (and their affiliates, officers, directors, agents, attorneys and employees) (each, an “Indemnified Party”) from and against any and all claims, actions, suits, investigations, damages, costs and expenses, including reasonable attorneys’ fees, that any Indemnified Party may incur or become subject to as a result of any breach or violation of any of Borrower’s representations, warranties or covenants under this Agreement.

G.            Each Investor represents and warrants to, and covenants with, Borrower and PCBB as of the date hereof and as of the Closing as follows:

(i)            Each Investor is acquiring the preferred stock for investment for its own account, and not with a view to, or resale in connection with, any distribution thereof, and has no present intention of selling or distributing such preferred stock.  Each Investor understands that the preferred stock has not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(ii)           Each Investor acknowledges that because the preferred stock has not been registered under the Securities Act, the preferred stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of securities purchased in a private placement under certain circumstances.

(iii)          Each Investor understands that no public market now exists for the preferred stock and that it is uncertain whether a public market will ever exist for any such securities.

(iv)          Each Investor has had an opportunity to discuss the Borrower’s business, management and financial affairs with its management and to obtain any additional information necessary or appropriate for deciding whether or not to purchase the preferred stock. Each Investor has had the opportunity to discuss the investment with legal and tax advisors of its choice. Investor acknowledges that no representations or warranties have been made by PCBB (or any of its affiliates), the Borrower, or any agent thereof except as set forth in this Agreement.

(v)           Each Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make investments in restricted securities such as the preferred stock, can bear the economic risk of such investment and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of the investment contemplated herein.

(vi)          Each Investor understands that an investment in the preferred stock of the Borrower involves a high degree of risk and is suitable only for investors who can afford a loss of their entire investment and who have no need for liquidity from their investment.

(vii)         Each Investor represents, warrants and acknowledges that he, she or it, as applicable, has not been solicited or advised in any way by PCBB (or its affiliates) with respect to its purchase of a participation interest in the Loan, the conversion of the Loan or any aspect of the preferred or common stock of Borrower.  Each Investor has relied entirely on its own investigation and advisors in entering into the transactions contemplated by this Agreement.

H.            PCBB represents and warrants to, and covenants with, Borrower as of the date hereof and as of the Closing as follows:

(i)            PCBB understands that the preferred stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”).

(ii)           PCBB acknowledges that, because the preferred stock has not been registered under the Securities Act, the preferred stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. PCBB is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of securities purchased in a private placement under certain circumstances.

(iii)          PCBB understands that no public market now exists for the preferred stock and that it is uncertain whether a public market will ever exist for any such securities.

(iv)          PCBB has had an opportunity to discuss the Borrower’s business, management and financial affairs with its management and to obtain any additional information necessary or appropriate for deciding whether or not to purchase the preferred stock. PCBB has had the opportunity to discuss the investment with legal and tax advisors of its choice. PCBB acknowledges that no representations or warranties have been made by the Borrower, or any agent thereof except as set forth in this Agreement.

(v)           PCBB is knowledgeable, sophisticated and experienced in making, and is qualified to make investments in restricted securities such as the preferred stock, can bear the economic risk of such investment and has such knowledge and experience in financial or business matters that PCBB is capable of evaluating the merits and risks of the investment contemplated herein.

(vi)          PCBB understands that an investment in the preferred stock of the Borrower involves a high degree of risk and is suitable only for investors who can afford a loss of their entire investment and who have no need for liquidity from their investment.

(vii)         PCBB has relied entirely on its own investigation and advisors in entering into the transactions contemplated by this Agreement.

I.              The certificate(s) representing the Series A Preferred, Series B Preferred and the common stock into which the preferred stock is convertible into will, at Borrower’s option, bear the following or similar legends (as well as any legends required by applicable laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, OR OTHER APPLICABLE LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR OTHER APPLICABLE LAWS OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE.

3.             CLOSING CONDITIONS.  The Closing (defined below) with respect to the transactions contemplated by Sections 1 and 2 above will be deemed to have occurred when all of the following conditions precedent have been satisfied, as confirmed by PCBB to the Parties:

A.            PCBB has received by no later than December     , 2009 an aggregate of $1,000,000 from the Investors via wire transfers made to the account specified below and the individual wire transfer amounts correspond to the amounts payable by each Investor, as set forth on Exhibit A.  Such funds will be held by PCBB until Closing, and in the event there is no Closing by December     , 2009, PCBB agrees to return such funds to the Investors.

Routing Number:	121042484
Abbreviated Name:	Pac Cos Bkrs Bk SF
Account Number:	9000100
For Further Credit:	Community Valley Bancorp Loan #7004582
Attn:	Loan Operations

B.            PCBB has received official confirmation from the California Secretary of State that the Series B Certificate has been filed.

C.            The Investors have been sent a copy of an official confirmation from the California Secretary of State that the Series A Certificate has been filed.

D.            PCBB has received an opinion letter from Borrower’s counsel confirming that all of PCBB’s Series B Preferred shares and the common stock into which the Series B Preferred may convert are all eligible for resale at any time after Closing pursuant to (i) an exemption under Section 4(2) of the Securities Act and/or (ii) Rule 144 of the Securities Act.

E.             PCBB has received an original executed stock certificate of Borrower representing 105,647 Series B Shares.

F.             Conversion notices, either in the form attached hereto as Exhibit E and executed by an Investor and delivered to Borrower, or in the form attached hereto as Exhibit F and executed by Borrower and delivered to an Investor, have been delivered with respect to all Investors’ participation interests in the Loan.

G.            Each Investor confirms receipt of an executed stock certificate of Borrower representing the Series A Shares issuable to him, her or it, as set forth on Exhibit B.

H.            The representations, warranties and covenants of Borrower in Section 2 above remain true and have not been breached.

4.             EFFECT OF CLOSING.  When all conditions set forth in Section 3 have been satisfied, then the following transactions will be deemed to have occurred in the following order (such transactions collectively, the “Closing”):

A.            Investors will have purchased from PCBB the participation interests set forth on Exhibit A as set forth in Section 1 of this Agreement.

B.            PCBB’s retained portion of the Loan will be converted into, and PCBB will own, 105,647 shares of Series B Preferred.

C.            The aggregate portion of the Loan purchased from PCBB by the Investors will be converted into a total of 240,000 shares of Series A Preferred, with each Investor owning the number of shares of the Series A Preferred shown next to that Investor’s name on Exhibit B.

D.            The Loan will be deemed repaid in full and the Loan Documents terminated.

5.             OTHER AGREEMENTS.  Within a reasonable period after the Closing, PCBB will take such action as may be reasonably necessary to evidence the release of its lien in and to the Collateral and the termination of any guaranties and Loan Documents.

6.                                     MISCELLANEOUS.

A.            The Parties agree that this Agreement is not to be construed to create a partnership, joint venture, agency, or fiduciary relationship between any of the parties hereto.

B.              Whenever written notice is required, it can be delivered by facsimile, e-mail, overnight delivery, or first-class mail.  The authorized addresses for written notices are those set forth on the signature page hereto.

C.              No Investor may sell, pledge or exchange any portion of its interest in the Loan without PCBB’s prior written consent.

D.              This Agreement and the attachments, exhibits and addenda hereto represent the entire agreement of each of the Parties with respect to its subject matter and supersede any prior or contemporaneous agreements between the Parties; each Party understands that this Agreement may not be modified in any manner except by a writing executed by the Party to be charged.  The Recitals are part of this Agreement.

E.               This Agreement may be executed in one or more counterparts.

F.               The substantive laws of the state of California apply to the interpretation and enforcement of this Agreement, notwithstanding choice of law principles.  The parties agree that any suit brought to enforce this agreement must be brought in the state or federal courts sitting in San Francisco, California (and no other court) and the Parties consent to the jurisdiction of such courts and waive any objection based on forum non conveniens or similar objections.

G.              If any proceeding is brought by any Party to enforce or modify or otherwise affect the terms of this Agreement, each unsuccessful party must pay each prevailing party its costs and reasonable attorneys’ fees incurred in bringing or defending such action.

IN WITNESS WHEREOF, the Parties have caused this Loan Participation and Debt Conversion Agreement to be duly executed as of the date shown above.

“BORROWER”: Community Valley Bancorp, a California corporation and bank holding company	“PCBB”: Pacific Coast Bankers’ Bank, a California commercial bank

By:	By:
Name:	Name:
Title:	Title:

Address for notices:	Address for notices:

“INVESTORS”:	“INVESTORS”:

Signature:	Signature:
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Primary residence address:	Primary residence address:

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Primary residence address:	Primary residence address:

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Primary residence address:	Primary residence address:

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Primary residence address:	Primary residence address:

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Primary residence address:	Primary residence address:

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